SECURITIES AND EXHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OF 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) September 27, 2000
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                          Wavetech International, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


           Nevada                     001-15482                86-0916826
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(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
      of Incorporation)                                   Identification Number)


            5210 E. Williams Circle, Suite 200 Tucson, Arizona 85711
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               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code (520) 750-9093
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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On September 27, 2000, Wavetech International, Inc. (the "Company"), with the approval of the Company's board of directors, dismissed Ernst & Young LLP ("E&Y") as its independent accountants. E&Y's reports on the Company's consolidated financial statements for the prior year did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. In addition, during the Company's most recent fiscal year and the subsequent interim periods preceding E&Y's dismissal, there have not been any disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to the satisfaction of E&Y, would have caused them to make a reference to the subject matter of the disagreement in connection with their reports.

The Company has provided E&Y with a copy of the foregoing disclosure, and has requested that E&Y furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosure.

The Company is in the process of selecting new independent auditors and expects that process to be completed by no later than October 11, 2000.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  Exhibits:

          Exhibits       Title
          --------       -----
          16             Letter of Ernst and Young, LLP re Change in Certifying
                         Accountant

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        WAVETECH INTERNATIONAL, INC.


                                        By: /s/ Gerald I. Quinn
                                            ------------------------------------
                                            Gerald I. Quinn
                                            Chief Executive Officer


Date: September 27, 2000